UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 10, 2012
(Date of earliest event reported)

CA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9247	13-2857434
(Commission File Number)	(IRS Employer Identification No.)

One CA Plaza Islandia, New York	11749
(Address of Principal Executive Offices)	(Zip Code)

(800) 225 5224
(Registrant’s Telephone Number, Including Area Code)

________________________________________ Not applicable_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 12, 2012, CA, Inc. (the “Company”) announced that the Company entered into an employment agreement with Michael P. Gregoire (the “Employment Agreement”) on December 10, 2012, to serve as the Company’s Chief Executive Officer. Under the Employment Agreement, Mr. Gregoire’s employment with the Company will commence on January 7, 2013. Mr. Gregoire will become a member of the Company’s Board of Directors (the “Board”) on the date of his employment with the Company as Chief Executive Officer (or as soon as practicable thereafter), and the Company will continue to nominate him for election while he remains the Company’s Chief Executive Officer.
Mr. Gregoire, 46, served as President and Chief Executive Officer of Taleo Corporation (“Taleo”), a provider of on-demand talent management software solutions, from March 2005 until Taleo’s acquisition by Oracle Corporation in April 2012. Mr. Gregoire also served as a director of Taleo from April 2005 until April 2012 and served as Chairman of Taleo’s board of directors from May 2008 until April 2012. Prior to joining Taleo, Mr. Gregoire served as Executive Vice President, Global Services and held various other senior management positions at PeopleSoft, Inc. (“PeopleSoft”), an enterprise software company, from May 2000 to January 2005. Prior to PeopleSoft, Mr. Gregoire served as Managing Director for global financial markets at Electronic Data Systems Corporation, a global technology services company, from 1996 to April 2000, and in various other roles from 1988 to 1996. Mr. Gregoire has been a director of ShoreTel, Inc., a provider of business communication solutions, since November 2008.
Under the Employment Agreement, Mr. Gregoire will be paid an initial base salary at the annual rate of $1,000,000 (payable in cash). With respect to each fiscal year beginning with the 2014 fiscal year (starting on April 1, 2013), Mr. Gregoire will be eligible to receive a target annual cash bonus of 150% of his annual base salary and a target long-term incentive performance award of at least $5,500,000, subject to the terms and conditions of the Company's annual performance bonus and long-term incentive performance programs, respectively, and subject to reduction in connection with a proportionate reduction affecting target levels for the Company's other executive officers. Mr. Gregoire will be eligible to participate in all retirement, welfare and benefit plans and perquisites on a basis that is no less favorable than what is provided to other senior executives of the Company generally.
In connection with his commencement of employment, Mr. Gregoire will be awarded sign-on equity grants under the Company’s 2011 Incentive Plan of $3,000,000 in stock options and $2,000,000 in restricted stock units, both of which will vest 34% on January 7, 2014 and 33% on each of January 7, 2015 and January 7, 2016. Mr. Gregoire will also be paid a cash sign-on bonus of $500,000, in lieu of an annual bonus for the Company’s 2013 fiscal year and to help offset Mr. Gregoire’s expenses associated with his relocation to New York and negotiation of the Employment Agreement. The cash sign-on bonus is subject to recoupment if Mr. Gregoire’s employment is terminated before January 7, 2014 by the Company with “cause” or by Mr. Gregoire other than for “good reason,” each as defined in the Employment Agreement.
Mr. Gregoire’s employment is at-will and may be terminated at any time in accordance with the terms of the Employment Agreement. If Mr. Gregoire’s employment is terminated by the Company without “cause” or by Mr. Gregoire for “good reason” on or before January 7, 2018, he will be eligible to receive, subject to his execution of a release of claims in favor of the Company: (i) accelerated vesting of any then-unvested portion of his sign-on equity grants (but sign-on stock options may not be exercised and sign-on restricted stock units will not be settled prior to their original vesting dates, and sign-on stock options will expire no later than one year thereafter); (ii) a prorated annual bonus for the year in which the termination date occurs, in an amount determined based on the Company’s actual performance and paid at the time his annual bonus would otherwise have been paid; (iii) a cash severance payment equal to 150% of his annual base salary if the termination date occurs on or prior to January 7, 2016, 75% of his annual base salary if the termination date occurs during the period from January 8, 2016 through January 7, 2017, and 37.5% of his annual base salary if the termination date occurs during the period from January 8, 2017 through January 7, 2018; and (iv) payment of COBRA premiums for up to 18 months for himself and his eligible dependents.
If Mr. Gregoire’s employment is terminated by the Company without “cause” or by Mr. Gregoire for “good reason” after January 7, 2018, he will not be entitled to receive any cash severance, but he will be eligible to receive, subject to his execution of a release of claims in favor of the Company: (i) a full annual bonus for the year in which the termination date occurs, in an amount determined based on the Company’s actual performance and paid at the time his annual bonus would otherwise have been paid, provided that the targets and terms of the annual bonus for that year have been approved by the Compensation and Human Resources Committee of the Board prior to his termination date; and (ii) COBRA premium payments as described above.
The Company shall also indemnify and hold Mr. Gregoire harmless for acts and omissions in connection with Mr. Gregoire’s employment to the maximum extent permitted under applicable law and the Company’s certificate of incorporation and bylaws, and will provide him coverage under the Company’s directors and officers liability insurance policy. Mr. Gregoire is subject to standard non-compete and non-solicitation covenants during, and for the 18-month period following, his employment with the Company, as well as perpetual confidentiality and mutual non-disparagement covenants. Mr. Gregoire’s cash and equity incentive awards are subject to the Company’s clawback policies and provisions as in place from time to time.
William E. McCracken, the Company’s current Chief Executive Officer, has informed the Company of his intention to retire from the Company effective March 31, 2013, and on December 11, 2012 the Company delivered a notice to Mr. McCracken that it has elected not to renew his employment agreement with the Company, dated May 6, 2010.  Mr. McCracken will cease to serve as Chief Executive Officer, and on December 11, 2012 informed the Company of his retirement from the Board, in each case, effective upon Mr. Gregoire’s commencement of employment with the Company. Mr. McCracken will continue to be employed by the Company as Executive Advisor to the Company’s Chief Executive Officer and Board of Directors until March 31, 2013. Beginning April 1, 2013, he will become a consultant to the Company pursuant to a consulting agreement with the Company (the “Consulting Agreement”) entered into as of December 11, 2012. The Consulting Agreement will become effective only if Mr. Gregoire commences employment with the Company before January 31, 2013 and if Mr. McCracken executes a separation and release agreement after his termination of employment with the Company on March 31, 2013. Under the terms of the Consulting Agreement, the Company will provide Mr. McCracken a consulting fee of $111,111 per month until December 31, 2013. In the event that the Consulting Agreement is terminated by the Company without “cause” (as defined therein) or due to Mr. McCracken's death or disability, the Company will pay any remaining consulting fees through the end of the consulting period. Pursuant to his employment agreement, Mr. McCracken is subject to standard non-compete and non-solicitation covenants for the 24-month period following the termination of his employment. As partial consideration for the Consulting Agreement, the 24-month restricted period will generally commence upon the termination of the Consulting Agreement.
The foregoing descriptions of the Employment Agreement and the Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to such Agreements (including any schedules and exhibits thereto), a copy of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
On December 12, 2012, the Company issued a press release announcing the appointment of Mr. Gregoire as Chief Executive Officer of the Company, effective January 7, 2013, and the consulting arrangement for Mr. McCracken. A copy of this press release is furnished as Exhibit 99.1 hereto.
The Board of Directors is committed to delivering on the Company’s $2.5 billion capital allocation plan. This includes the $1.00 per share annual dividend and share repurchase program the Company put in place.
In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Forward-Looking Statements
The declaration and payment of future dividends is subject to the determination of the Company’s Board of Directors, in its sole discretion, after considering various factors, including the Company’s financial condition, historical and forecast operating results, and available cash flow, as well as any applicable laws and contractual covenants and any other relevant factors. The Company’s practice regarding payment of dividends may be modified at any time and from time to time.

Repurchases under the Company’s stock repurchase program are expected to be made with cash on hand and may be made from time to time, subject to market conditions and other factors, in the open market, through solicited or unsolicited privately negotiated transactions or otherwise. The program, which is authorized through the fiscal year ending March 31, 2014, does not obligate the Company to acquire any particular amount of common stock, and it may be modified or suspended at any time at the Company’s discretion.
Certain statements in this communication (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates,” “targets” and similar expressions) constitute “forward-looking statements” that are based upon the beliefs of, and assumptions made by, the Company’s management, as well as information currently available to management. These forward-looking statements reflect the Company’s current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to achieve success in the Company’s strategy by, among other things, effectively rebalancing the Company’s sales force to increase penetration in growth markets and with large enterprises that have not historically been significant customers, enabling the sales force to sell new products, improving the Company’s brand in the marketplace and ensuring the Company’s set of cloud computing, Software-as-a-Service and other new offerings address the needs of a rapidly changing market, while not adversely affecting the demand for the Company’s traditional products or its profitability; global economic factors or political events beyond the Company’s control; general economic conditions and credit constraints, or unfavorable economic conditions in a particular region, industry or business sector; the failure to adapt to technological changes and introduce new software products and services in a timely manner; competition in product and service offerings and pricing; the failure to expand partner programs; the ability to retain and attract adequate qualified personnel; the ability to integrate acquired companies and products into existing businesses; the ability to adequately manage and evolve financial reporting and managerial systems and processes; the ability of the Company’s products to remain compatible with ever-changing operating environments; breaches of the Company’s software products and the Company’s and customers' data centers and IT environments; discovery of errors in the Company’s software and potential product liability claims; the failure to protect the Company’s intellectual property rights and source code; risks associated with sales to government customers; access to software licensed from third parties; risks associated with the use of software from open source code sources; access to third-party code and specifications for the development of code; third-party claims of intellectual property infringement or royalty payments; fluctuations in the number, terms and duration of the Company’s license agreements as well as the timing of orders from customers and channel partners; the failure to renew large license transactions on a satisfactory basis; changes in market conditions or the Company’s credit ratings; fluctuations in foreign currencies; the failure to effectively execute the Company’s workforce reductions; successful outsourcing of various functions to third parties; events or circumstances that would require us to record a goodwill impairment charge; potential tax liabilities; acquisition opportunities that may or may not arise; and other factors described more fully in the Company’s filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should our assumptions prove incorrect, actual results may vary materially from those described herein as believed, planned, anticipated, expected, estimated, targeted or similarly expressed in a forward-looking manner. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	Employment Agreement, dated as of December 10, 2012, between Michael P. Gregoire and CA, Inc.
Exhibit 10.2	Consulting Agreement, dated as of December 11, 2012, between William E. McCracken and CA, Inc.
Exhibit 99.1	Press release, dated December 12, 2012, issued by CA, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, INC.
Date: December 12, 2012	By:	/s/ Amy Fliegelman Olli
Amy Fliegelman Olli Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Employment Agreement, dated as of December 10, 2012, between Michael P. Gregoire and CA, Inc.
Exhibit 10.2	Consulting Agreement, dated as of December 11, 2012, between William E. McCracken and CA, Inc.
Exhibit 99.1	Press release, dated December 12, 2012, issued by CA, Inc.